UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2005

HANOVER COMPRESSOR COMPANY
HANOVER COMPRESSION LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-13071 333-75814-1 (Commission File Number)	76-0625124 75-2344249 (I.R.S. Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of Principal Executive Offices)	77086 (Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 447-8787

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment No. 2 to Purchase Agreement
First Amendment to Hanover Compressor Company 1998 Stock Option Plan
First Amendment to Hanover Compressor Company 1999 Stock Option Plan
First Amendment to Hanover Compressor Company 2001 Equity Incentive Plan
First Amendment to Hanover Compressor Company 2003 Stock Incentive Plan

Item 1.01 Entry Into A Material Definitive Agreement.

     On July 8, 2005, the following events occurred:

     The Board of Directors (the “Board”) of Hanover Compressor Company (the “Company”) approved certain amendments to the Company’s 1998 Stock Option Plan, 1999 Stock Option Plan, 2001 Equity Incentive Plan and the 2003 Stock Incentive Plan (collectively, the “Equity Incentive Plans”).

     The Management Development and Compensation Committee (the “Compensation Committee”) of the Board approved grants of awards under the 2003 Stock Incentive Plan (the “2005 Awards Program”) in order to recognize employees who deliver exceptional performance for their contributions to the Company’s long-term success. The Company’s management, including its named executive officers, were granted awards under the 2005 Awards Program.

     The Company entered into Amendment No. 2 to the Purchase Agreement dated June 28, 2001 by and among the Company, Hanover Compression Limited Partnership, and Schlumberger Technology Corporation, for itself and as successor in interest to Camco International Inc., Schlumberger Surenco S.A., and Schlumberger Oilfield Holdings Ltd.

Amendments to Equity Incentive Plans

     The purpose of the amendments to the Equity Incentive Plans is to make the definition of “Change of Control” consistent in the Equity Incentive Plans and to provide for accelerated vesting of all awards under such Equity Incentive Plans in the event of a participant’s death or disability, or the occurrence of a change of control. Generally, a change of control of the Company as defined in the amendments to the Equity Incentive Plans occurs upon (1) the acquisition of 40% or more of the voting power of the Company, (2) a change in the composition of the Board as a result of which a majority of the Board consists of persons who were not directors as of the date of the amendments to the Equity Incentive Plans or persons who were not approved by a majority of the directors then constituting the Board, or (3) the consummation of a reorganization, merger or consolidation of the Company or sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries, unless the beneficial owners of the Company’s voting securities prior to such transaction own more than 60% of the voting securities of the corporation resulting from such transaction and a majority of the members of the board of directors of the corporation resulting from such transaction consist of persons who were members of the Board prior to such transaction.

     The amendments to the Equity Incentive Plans also provide that (1) upon the occurrence of a change of control of the Company or in the event a participant’s employment is terminated due to his or her death, disability or retirement, all stock options then outstanding shall immediately become vested and exercisable in full, and (2) upon a change of control of the Company, or in the event a participant’s employment is terminated due to his or her death or disability, (a) all unvested restricted stock awards shall fully vest and no longer be subject to any restrictions, and (b) all performance awards shall immediately vest in full and all performance criteria applicable to such performance awards shall be deemed met at 100% of target as of the date of such change of control of the Company or death or disability, as the case may be.

     The amendments to the Equity Incentive Plans are filed herewith as Exhibits 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

2005 Awards Program

     The 2005 Awards Program was developed primarily to recognize management-level employees. The awards that participants (other than our President and Chief Executive Officer) will be entitled to receive pursuant to the 2005 Awards Program will consist of stock options (30% of the award), restricted stock (30% of the award) and cash performance awards (40% of the award). Our President and Chief Executive Officer will be entitled to receive awards pursuant to the 2005 Awards Program that consists of stock options (20% of the award), restricted stock (20% of the award) and cash performance awards (60% of the award). All awards will be issued under the existing 2003 Stock Incentive Plan.

     Stock options and restricted stock that are granted pursuant to the 2005 Awards Program will vest in one-third increments on each anniversary of their grant, so that 100% of these awards will have vested within three years of July 8, 2005, the original grant date.

     Recipients of performance awards are eligible to receive a cash payment at the end of three years from the original award grant date if the Company meets certain three-year average return on capital employed goals as determined by the Compensation Committee of the Board. Return on capital employed is equal to (1) earnings before interest and taxes, divided by (2) short-term debt plus, current maturities of long-term debt plus, long-term debt plus, minority interest plus, stockholders’ equity. The three-year average threshold return on capital employed goal has been set by the Compensation Committee of the Board at 5%. The intent of the Compensation Committee is to provide incentives for participants to achieve significant improvements in the Company’s operational performance. Upon the occurrence of material non-operational events during the performance period, the Compensation Committee may adjust the incentive formula to exclude such event. If the Company does not meet the threshold return on capital employed goals, then recipients of these performance awards will not be entitled to receive any cash payment under the performance awards. If the Company meets or exceeds the threshold return on capital employed, participants will be entitled to receive cash payments equal to a percentage of the target amount payable to each participant based upon the final three-year average return on capital employed as follows:

Three-Year Average Return	Performance Payout Based Upon
on Capital Employed (ROCE)	Percentage of Target

5%	50%

6.5%	100% (Target)

8.5% or more	200%

If the three-year average return on capital employed falls within the range set forth in the table above, the percentage of the target performance award paid to each participant will be pro-rated accordingly.

     In order to be eligible to receive payment upon vesting of this performance award, employees must be employed by the Company on September 30, 2008, with the exception of earlier acceleration events as described in “Amendments to Equity Incentive Plans” above. The target performance award for each of the Company’s executive officers is as follows:

Target
Performance
Name/Title	Award

John E. Jackson President and Chief Executive Officer	$780,000

Lee E. Beckelman Vice President and Chief Financial Officer	$180,000

Brian A. Matusek Senior Vice President—U.S. and Global Services	$180,000

Gary M. Wilson Senior Vice President, General Counsel and Secretary	$140,000

Norman A. Mckay Vice President—Eastern Hemisphere	$140,000

Steven W. Muck Vice President—Latin America	$140,000

Hilary S. Ware Vice President—Human Resources	$70,000

Stephen P. York Vice President — Investor Relations & Technology	$50,000

Peter G. Schreck Vice President—Treasury & Planning	$50,000

Anita H. Colglazier Vice President—Controller	$50,000

Amendment to Purchase Agreement

     On July 8, 2005, the Company and Hanover Compression Limited Partnership entered into Amendment No. 2 to the Purchase Agreement dated June 28, 2001 by and among the Company, Hanover Compression Limited Partnership and Schlumberger Technology Corporation, for itself and as successor in interest to Camco International Inc., Schlumberger Surenco S.A., and Schlumberger Oilfield Holdings Ltd. The purpose of the amendment is to eliminate the right of Schlumberger to designate a director to serve on the Board as contemplated in Section 5.9 of the Purchase Agreement. A copy of the amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 dated as of July 8, 2005, to Purchase Agreement by and among the Company, Hanover Compression Limited Partnership and Schlumberger Technology Corporation, for itself and as successor in interest to Camco International Inc., Schlumberger Surenco S.A., and Schlumberger Oilfield Holdings Ltd.

10.2	First Amendment to the Hanover Compressor Company 1998 Stock Option Plan

10.3	First Amendment to the Hanover Compressor Company 1999 Stock Option Plan

10.4	First Amendment to the Hanover Compressor Company 2001 Equity Incentive Plan

10.5	First Amendment to the Hanover Compressor Company 2003 Stock Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY HANOVER COMPRESSION LIMITED PARTNERSHIP
Date: July 13, 2005	By:	/s/ GARY M. WILSON
		Name:	Gary M. Wilson
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 dated as of July 8, 2005, to Purchase Agreement by and among the Company, Hanover Compression Limited Partnership and Schlumberger Technology Corporation, for itself and as successor in interest to Camco International Inc., Schlumberger Surenco S.A., and Schlumberger Oilfield Holdings Ltd.

10.2	First Amendment to the Hanover Compressor Company 1998 Stock Option Plan

10.3	First Amendment to the Hanover Compressor Company 1999 Stock Option Plan

10.4	First Amendment to the Hanover Compressor Company 2001 Equity Incentive Plan

10.5	First Amendment to the Hanover Compressor Company 2003 Stock Incentive Plan